INVESTOR PRESENTATION AUGUST 2023 • NYSE: APLE Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,“ “outlook,” “strategy,” “targets,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Such factors include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the “Company,” “Apple Hospitality,” “Apple” or “APLE”) to effectively acquire and dispose of properties and redeploy proceeds; the anticipated timing and frequency of shareholder distributions; the ability of the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions (including the potential effects of inflation or a recessionary environment); reduced business and leisure travel due to geopolitical uncertainty, including terrorism, travel-related health concerns, including COVID-19 or other widespread outbreaks of infectious or contagious diseases in the U.S.; inclement weather conditions, including natural disasters such as hurricanes, earthquakes and wildfires; government shutdowns, airline strikes or other disruptions; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission (“SEC”). Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. COVER PHOTO: AC HOTEL LOUISVILLE DOWNTOWN RESIDENCE INN TUSTIN ORANGE COUNTY

COMPANY PROFILE & PROVEN INVESTMENT STRATEGY Note: Hotel portfolio statistics as of August 3, 2023. The Company’s portfolio also includes one non-hotel property leased to third parties. Market categorization based on STR designation. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 15 years. The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through June 30, 2023. Net Total Debt to Total Capitalization calculation based on (as of June 30, 2023) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $15.11 and outstanding common shares. Based on hotels owned as of June 30, 2023. Scale Ownership of Upscale, Rooms-Focused Hotels Industry-Leading Brands and Operators Broad Geographic Diversification Consistent Reinvestment(1) Strong, Flexible Balance Sheet(2) 220 HOTELS 15 BRANDS 37 STATES 5 yrs AVERAGE EFFECTIVE AGE 29% NET TOTAL DEBT TO TOTAL CAPITALIZATION 28,929 GUEST ROOMS 79% OUTSTANDING DEBT EFFECTIVELY FIXED 99% ROOMS-FOCUSED 16 MANAGEMENT COMPANIES 87 MARKETS 4.3 AVERAGE TRIPADVISOR® RATING 205 HOTELS UNENCUMBERED

COMPANY OVERVIEW See following pages for reconciliation to actual revenue and net income. Note: Statistics above compare the Company's performance with the performance of specific industry indices using total shareholder return ("TSR"). Net Total Debt to Total Capitalization calculation based on (as of June 30, 2023) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $15.11 and outstanding common shares. #1 HOTEL REIT PERFORMER MSCI US REIT Index for 2022 Top 10% OF ALL REITS 2022 TSR performance; #8 overall in the MSCI for 2022 #1 PERFORMER Nareit Lodging/Resorts Index for 2022 +26.0% Outperformance vs. MSCI US REIT Index in 2022 Positive TSR Only positive 2022 TSR of all Nareit Lodging/Resorts Index Constituents +16.8% Outperformance vs. Nareit Lodging/Resorts Index in 2022 EXCHANGE: TICKER NYSE: APLE DIVIDEND YIELD at 7/31/2023 6.2% annual yield, annual rate of $0.96 per share, paid monthly AVERAGE TRADING VOLUME TTM 7/31/23 1.6 Million shares per day EQUITY MARKET CAP at 6/30/2023 $3.5 Billion NET DEBT at 6/30/2023 $1.4 Billion, 29% net total debt outstanding to total capitalization TOTAL ENTERPRISE VALUE at 6/30/2023 $4.9 Billion COMPARABLE HOTELS REVENUE(1) TTM 6/30/2023 $1.3 Billion COMPARABLE HOTELS ADJUSTED HOTEL EBITDA MARGIN(1) TTM 6/30/2023 36.8% 2023 ESTIMATED CAPEX $70 Million to $80 Million EXECUTIVE TARGET COMPENSATION STRUCTURE 78% executive target compensation incentive based

VALUES Hospitality – We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Resolve – We are passionate about the work we do and are steadfast in our commitment to our shareholders. Excellence – We are driven to succeed and improve through innovation and perseverance. Integrity – We are trustworthy and accountable. Teamwork – We support and empower one another, embracing diversity of opinion and background. We are a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation. MISSION Average executive tenure with the Apple REIT Companies is 16 years Established and operated 8 public hospitality REITs Raised and invested approximately $7 billion in hotel assets Purchased 449 hotels Purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions Managed over $1 billion in CapEx and renovation spending Sold 4 REITs in 3 transactions totaling $2.7 billion Merged 3 REITs and listed Company on NYSE Completed $1.3 billion Apple REIT Ten merger Representation on over 30 brand and industry advisory boards and councils MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES HOME2 SUITES JACKSONVILLE, NC

PROVEN INVESTMENT STRATEGY Concentrate on Upscale, rooms-focused hotels Efficient operating model yields higher margins Resilient group business Scale ownership minimizes relative G&A load and provides fixed cost efficiencies Unparalleled access to data and operational expertise Align with the best brands in the rooms-focused category Invested in Marriott®, Hilton® and Hyatt® branded hotels with broad consumer appeal which benefit from strong reservation systems and loyalty programs Hire industry-leading operators and maximize performance through benchmarking and asset management Strong regional and national operators with unique management structure align owner and operator to maximize performance in all market environments Analytical data-driven asset management maximizes property-level results Strategic revenue management optimizes mix of business and maximizes bottom-line performance Pursue broad geographic diversification Broad geographic diversification reduces portfolio volatility and provides exposure to a wide variety of demand generators Enhance portfolio through accretive acquisitions, opportunistic dispositions and strategic reinvestment Well-maintained portfolio with average effective age of 5 years ensures competitiveness Strategic acquisitions and dispositions optimize portfolio for long-term growth Prudent capital allocation preserves balance sheet capacity for investments at optimal point in cycle Maintain a strong, flexible balance sheet Strong balance sheet provides security through cycles Positioned to pursue accretive opportunities Conservative capital structure with staggered maturities lowers capital costs and preserves equity value

KEY TAKEAWAYS Meaningful year-over-year topline growth driven by seasonally strong leisure demand and improving business travel Q2 2023 Comparable Hotels Occupancy was 78% and ADR was $161, resulting in RevPAR of $126, an improvement of 5% over Q2 2022 Q2 2023 Comparable Hotels RevPAR was up 7% over Q2 2019, our highest quarterly Comparable Hotels RevPAR growth relative to 2019 since the onset of the pandemic Midweek occupancy strengthening and forward booking trends indicate continued strength in demand Based on preliminary results for the month of July 2023, Comparable Hotels Occupancy was approximately 77%, in line with July 2022, with growth in Comparable Hotels ADR compared to July 2022 Meaningful upside remaining in our portfolio as markets continue to recover Supply muted with approximately 50% of our hotels not having any new supply under construction within a five-mile radius Transaction activity adding to overall performance with post pandemic acquisitions yielding over 8% after CapEx on a trailing-twelve-month basis Strong Q2 2023 Comparable Hotels Adjusted Hotel EBITDA Margin of 39.3% Strong balance sheet with low leverage provides capacity to grow portfolio as transaction market improves 205 hotels unencumbered and 79% of outstanding debt fixed or hedged Based on the Company’s common stock closing price of $15.50 on July 31, 2023, the annualized distribution of $0.96 per common share represents an annual yield of approximately 6.2% HOMEWOOD SUITES NEW ORLEANS

YEAR-OVER-YEAR PERFORMANCE Three Months Ended June 30, Six Months Ended June 30, 2023 2022 % CHANGE to 2022 2023 2022 % CHANGE to 2022 Comparable Hotels RevPAR $125.64 $119.28 5.3% $117.52 $105.61 11.3% Comparable Hotels Total Revenue $360,650 $339,874 6.1% $670,659 $601,728 11.5% Comparable Hotels Adjusted Hotel EBITDA $141,658 $138,914 2.0% $249,390 $228,538 9.1% Comparable Hotels Adjusted Hotel EBITDA Margin % 39.3% 40.9% (160 bps) 37.2% 38.0% (80 bps) Modified Funds From Operations (MFFO) $111,399 $110,803 0.5% $190,358 $174,263 9.2% MFFO per share $0.49 $0.48 2.1% $0.83 $0.76 9.2% ($ in thousands except statistical data and per share amounts) Second Quarter 2023 Performance at a Glance RESIDENCE INN LOS ANGELES BURBANK/DOWNTOWN Note: Comparable Hotels is defined as the 220 hotels owned by the Company as of June 30, 2023, and excludes one non-hotel property leased to third parties. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income to non-GAAP financial measures is included in the following pages.

Upscale/Rooms-Focused YTD June 30, 2023 Hotel EBITDA Margin and RevPAR Comparison Upper Upscale/Full-Service EFFICIENT OPERATIONS AC HOTEL PITTSBURGH DOWNTOWN Source: Company filings. Assumptions may vary by company. See explanation and reconciliation of Adjusted Hotel EBITDA to net income included in subsequent pages. Upscale & Upper Upscale Combined Rooms-focused operating model produces strong margins (1)

+25% +22% +14% +5% +6% +5% % Change in RevPAR Compared to Same Period of 2022 COMPARABLE HOTELS OPERATING TRENDS Q2 2023 produced highest Comparable Hotels RevPAR relative to 2019 since start of pandemic, with continued room for growth in occupancy Note: Comparable Hotels is defined as the 220 hotels owned by the Company as of June 30, 2023, and excludes one non-hotel property leased to third parties. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. The Omicron variant impacted performance during Q1 2022, boosting Q1 2023 YOY growth

Occupancy COMPARABLE HOTELS OCCUPANCY TRENDS Note: Comparable Hotels is defined as the 220 hotels owned by the Company as of June 30, 2023, and excludes one non-hotel property leased to third parties. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Source: Weekly data provided by STR for hotels owned by the Company and may differ from actual results achieved. Week ended Strength in Comparable Hotels Occupancy with continued upside opportunity +13% +6% +4% - +1% +1% +5% -7% +2% +2% +2% % Change in Occupancy Compared to Same Period of 2022

Source: Data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Weekday occupancy includes Sunday through Thursday nights and weekend occupancy includes Friday and Saturday nights. Leisure travel strength continues Weekday occupancy shows improvement of business demand WEEKDAY VS. WEEKEND HOTELS OCCUPANCY Occupancy Quarterly Data Monthly Data Weekly Data

PORTFOLIO POISED FOR CONTINUED OUTPERFORMANCE Well positioned to benefit from increasing business transient demand Select-service hotels franchised with industry-leading brands provide strong value proposition and have proven appeal with broadest group of customers Broad geographic diversification provides exposure to wide variety of markets and demand generators Limited near-term portfolio impact from new supply Positioned to benefit from market compression as large group business returns Strong rate growth and operational efficiencies create partial offset to inflationary pressures Data-driven asset management team and industry-leading operators maximize property-level performance Scale ownership of rooms-focused hotels minimizes G&A load per key and provides fixed cost efficiencies Well-maintained, institutional-quality portfolio with substantial long-term value Balance sheet strength and liquidity position the Company to be acquisitive and optimize portfolio through opportunistic transactions COURTYARD SANTA ANA ORANGE COUNTY

POSITIONED FOR OUTPERFORMANCE ACROSS CYCLES Embedded upside potential Inherent downside protection Outperformance across cycles Limited near-term portfolio impact from new supply High margins drive profitability Business transient demand continues to improve Balance sheet strength and liquidity for opportunistic transactions In Q2 2023, approximately 30% of the Company’s hotels had not achieved RevPAR that met or exceeded Q2 2019 RevPAR Select-service hotels franchised with industry-leading brands provide a strong value proposition and have proven appeal with the broadest group of customers Broad geographic diversification with wide variety of demand generators Efficient buildings and operating model mitigate volatility in cash flows Low debt Well-maintained, institutional-quality portfolio with substantial long-term value

BENEFITS OF BRANDED SELECT-SERVICE HOTELS Total revenue primarily derived from rooms sold Ability to cross-utilize associates to maximize efficiencies High margins Fewer outlets to manage Less public space to maintain Resilient group business Efficient Operating Model Broad Consumer Appeal Maximize Shareholder Value High-quality hotels with strong value proposition for guests Product attractive to business and leisure travelers Award-winning service, innovative design and modern amenities Strong reservation systems and loyalty programs Global distribution creates strong consumer awareness Ability to optimize mix of business to drive RevPAR and EBITDA Lower downside risk with meaningful upside High margins drive overall profitability Lower long-term capital needs Institutional brands foster strong resale market, financing flexibility and investor confidence COURTYARD CLEVELAND UNIVERSITY CIRCLE

Rooms-focused hotels with industry-leading brands have broad consumer appeal BROAD CONSUMER APPEAL HAMPTON INN & SUITES PORTLAND-PEARL DISTRICT COURTYARD HOUSTON NASA/CLEAR LAKE HILTON GARDEN INN SAN DIEGO/RANCHO BERNARDO Note: Hotel portfolio statistics as of August 3, 2023. Based on number of guest rooms.

MODERN ACCOMMODATIONS AND AMENITIES WITH BROAD CONSUMER APPEAL

BROAD GEOGRAPHIC DIVERSIFICATION Broad geographic diversification provides exposure to wide variety of demand generators Markets benefit from a mix of business and leisure demand Portfolio benefits from both large corporate negotiated and small and midmarket local negotiated business demand Low dependence on inbound international travel Unparalleled exposure to business-friendly markets leading the recovery and benefitting from population shifts Diversification across 87 markets helps drive strong, consistent performance Note: Hotel locations as of August 3, 2023. Highlighted markets represent largest markets in Apple Hospitality’s portfolio based on Comparable Hotels Adjusted Hotel EBITDA contribution for the six months ended June 30, 2023. Comparable Hotels Adjusted Hotel EBITDA contribution by location type based on the six months ended June 30, 2023. Market and location categorizations based on STR designations. 3% 6% 5% 4% 8% 3% Adjusted Hotel EBITDA contribution by location type 3% 3% 3% 3%

MARKET STRATEGY RESIDENCE INN LOS ANGELES BURBANK/DOWNTOWN HIGH-DENSITY SUBURBAN Properties ideally located in upscale submarkets with attractive cost structures that benefit from a broad mix of business and leisure demand generators and resilient group business. With proximity to an array of guest amenities and conveniences, these locations help drive strong, consistent performance. RESIDENCE INN FORT LAUDERDALE AIRPORT & CRUISE PORT EMBASSY SUITES ANCHORAGE COURTYARD PHOENIX CHANDLER/FASHION CENTER HILTON GARDEN INN SAN DIEGO/RANCHO BERNARDO

MARKET STRATEGY AC HOTEL PORTLAND DOWNTOWN/WATERFRONT, ME URBAN Properties located in business-friendly cities leading the recovery. Beneficiaries of demographic shifts and economic development, these urban locations are home to numerous demand generators, not heavily dependent on inbound international travel and poised for continued growth. HOME2 SUITES ATLANTA DOWNTOWN COURTYARD AND RESIDENCE INN RICHMOND DOWNTOWN HAMPTON INN & SUITES PHOENIX DOWNTOWN HYATT PLACE GREENVILLE DOWNTOWN

STRONG OPERATING MARGINS APLE has a proven record of maximizing and improving operating margins across economic cycles. APLE is well positioned to maximize efficiencies and drive profitability: Broad consumer appeal allows for optimization of business mix as recovery continues to drive ADR and RevPAR growth Rooms-focused hotels are inherently efficient Higher margins amplify bottom-line impact of top-line growth Unparalleled access to performance data allows benchmarking to identify and share best practices Flexible labor and in place labor management systems (with centralized reporting) provide opportunity to increase productivity as operations stabilize Investments in hotel associates and training lower turnover and reduce reliance on contract labor over time RESIDENCE INN SEATTLE DOWNTOWN/LAKE UNION

LIMITED NEAR-TERM IMPACT FROM NEW SUPPLY New construction starts have meaningfully decreased since onset of pandemic with anticipated delays in completion Nearly 50% of our hotels do not have any exposure to new projects currently under construction within a five-mile radius National supply growth over the next four quarters of 0.9%, more than 30% below long run average(1) HOME2 SUITES CHARLESTON AIRPORT/CONVENTION CENTER, SC Note: Supply growth as defined by the Company. Graph represents percentage of Apple Hospitality REIT portfolio of hotels with one or more upper midscale, upscale or upper upscale new construction projects underway within a five-mile radius. (1) Source: Hotel Horizons National Forecast Q1 2023 Edition/CBRE Hotels Research, Q1 2023 Supply growth well below historical average for our portfolio Portfolio Exposure to New Supply

INDUSTRY-LEADING ASSET MANAGEMENT Analytical, data-driven asset management to maximize property-level performance Scale to negotiate attractive national contracts Strategic revenue management to optimize mix of business and maximize bottom-line performance Strong regional and national third-party operators with readily terminable contracts and flexibility to align performance goals HILTON GARDEN INN BOCA RATON Strategic Asset Management Approach Best-in-Class Operators 100% of Apple Hospitality’s portfolio operated by third-party property managers 94% of hotels independent of brand management 16 operating companies provide a platform for comparative analytics and shared best practices 23% of operators’ portfolios represented by Apple Hospitality on average, excluding brands Note: Management company information as of June 30, 2023.

PROPRIETARY MANAGEMENT AGREEMENT STRUCTURE HOMEWOOD SUITES MIAMI-AIRPORT/BLUE LAGOON Our unique management company contract structure better aligns owner and operator to maximize performance in all market environments. APLE’s Management Company Contract Structure Industry Standard Structure Variable Management Fee 2.5% - 3.5% of revenues based on property’s balanced scorecard performance Balanced Scorecard Metrics: Gross operating profit budget variance STR market target index growth and target rank Guest satisfaction/online review scores Flex/flow percent versus budgeted gross operating profit Approximately 85% of our hotels operate under this structure. Contract terms average two years and are terminable upon sale. APLE originally implemented this contract structure in 2016. Base Management Fee Typically 3% of revenues + Incentive Management Fee % of operating profit above an owner’s priority return COURTYARD SEATTLE KIRKLAND HOME2 SUITES CAPE CANAVERAL CRUISE PORT With steady recovery in our business and more stabilized operations, we returned to a variable rate management fee structure for 2023 with payments based on a balanced scorecard to optimize performance

BALANCE SHEET POISED FOR FUTURE GROWTH Positive corporate cash flow early in the recovery preserved strength of balance sheet and equity value Conservative capital structure with staggered maturities lowers capital costs Amended and restated existing $850 million credit facility, increasing borrowing capacity to approximately $1.2 billion, extending maturity dates and achieving improved pricing Through the amended credit agreement, the Company has greater access to liquidity for strategic growth and the opportunity to reduce its already conservative secured debt exposure 79% of outstanding debt fixed or hedged; 205 hotels unencumbered Poised to be acquisitive and optimize portfolio through opportunistic transactions HILTON GARDEN INN MEMPHIS DOWNTOWN BEALE STREET

Debt Composition(1) STRONG BALANCE SHEET & LIQUIDITY POSITION Based on balances and hotels owned as of June 30, 2023, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs. Excludes yearly amortization. Interest rate includes effect of interest rate swaps and SOFR rate in effect at June 30, 2023, plus a 10 bps SOFR spread adjustment. On July 19, 2023, the Company entered into an amendment of its $225 million term loan facility, which extended the maturity date of the existing $50 million term loan by two years to August 2, 2025. Debt Maturity Schedule (1) ($ in millions) 205 Hotels Unencumbered (3) Hotels: 2 Keys: 325 Rate: 3.9% Term loan Rate: 5.0%(2) Hotels: 1 Keys: 166 Rate 4.4% Term loan Rate: 3.3%(2) Hotels: 4 Keys: 649 Rate: 4.4% Term loan Rate: 5.9%(2) Term loan Rate: 2.7%(2) Low debt and staggered maturities facilitate agile balance sheet strategy Strong liquidity position for opportunistic growth and after Total Liquidity (1) ($ in millions) Total Available Revolver Capacity Cash and Cash Equivalents on Hand Total Liquidity Term loan Rate: 3.7%(2) Hotels: 4 Keys: 529 Rate: 3.7% Term loan Rate: 4.1%(2)

EFFECTIVE PORTFOLIO MANAGEMENT & STRATEGIC GROWTH HOMEWOOD SUITES AUSTIN/ROUND ROCK, TX Opportunistic Dispositions Strategic Growth Our objective is to maximize long-term shareholder value through opportunistic dispositions and accretive acquisitions that improve the overall age, diversification and growth trajectory of our portfolio Reduce exposure to lower growth markets Dispose of hotels where strong operating efficiencies are harder to achieve Optimize capital reinvestment program through dispositions that effectively manage near- and long-term CapEx needs based on return on investment Invest in hotels and markets with greater growth potential Acquire young assets in strong RevPAR markets with attractive cost structures that further enhance operating margins and long-term return on investment Grow portfolio when conditions are right Accretive Acquisitions Earnings growth through portfolio optimization enhances long-term shareholder returns

15 hotels purchased for approximately $589 million 11 acquisitions not open or stabilized in 2019 Our acquisition and disposition activity since the start of the pandemic has optimized our portfolio by lowering the average age of our assets, reducing near-term CapEx and increasing exposure to markets we anticipate will outperform over the next cycle while maintaining the strength and flexibility of our balance sheet. 8%+ TTM yield after CapEx 25 hotels sold for approximately $253 million 3 yrs average age at time of acquisition ALOFT PORTLAND, ME HILTON GARDEN INN MEMPHIS DOWNTOWN BEALE STREET HILTON GARDEN INN FORT WORTH MEDICAL CENTER AC HOTEL LOUISVILLE DOWNTOWN AC HOTEL PITTSBURGH DOWNTOWN HILTON GARDEN INN MADISON DOWNTOWN AC HOTEL PORTLAND DOWNTOWN/WATERFRONT, ME HAMPTON INN & SUITES PORTLAND-PEARL DISTRICT HYATT HOUSE AND HYATT PLACE TEMPE / PHOENIX / UNIVERSITY HAMPTON INN & SUITES AND HOME2 SUITES CAPE CANAVERAL CRUISE PORT HYATT PLACE GREENVILLE DOWNTOWN HOMEWOOD SUITES FORT WORTH- MEDICAL CENTER, TX NET ACQUIRER SINCE ONSET OF PANDEMIC COURTYARD CLEVELAND UNIVERSITY CIRCLE

15 Hotels Acquired 2020 - 2023 Brand Location Rooms Date Opened Date Acquired Purchase Price Hampton Inn & Suites(1)(2) Cape Canaveral, FL 116 April 2020 April 2020 $46.7 million Home2 Suites(1)(2) Cape Canaveral, FL 108 April 2020 April 2020 Hyatt House(1)(2) Tempe, AZ 105 August 2020 August 2020 $64.6 million Hyatt Place(1)(2) Tempe, AZ 154 August 2020 August 2020 Hilton Garden Inn(2) Madison, WI 176 February 2021 February 2021 $49.6 million AC Hotels Portland, ME 178 July 2018 August 2021 $66.8 million Hyatt Place Greenville, SC 130 December 2018 September 2021 $30.0 million Aloft Portland, ME 157 September 2021 September 2021 $51.2 million Hilton Garden Inn Memphis, TN 150 January 2019 October 2021 $38.0 million Hilton Garden Inn Fort Worth, TX 157 April 2012 November 2021 $29.5 million Homewood Suites Fort Worth, TX 112 June 2013 November 2021 $21.5 million Hampton Inn & Suites Portland, OR 243 September 2017 November 2021 $75.0 million AC Hotels Louisville, KY 156 April 2018 October 2022 $51.0 million AC Hotels Pittsburgh, PA 134 July 2018 October 2022 $34.0 million Courtyard Cleveland, OH 154 April 2013 June 2023 $31.0 million Total 2,230 $588.9 million These two hotels comprise a dual-branded property at one location. Contract entered into prior to 2020. There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that closings on these hotels will occur under the outstanding purchase agreements. Number of rooms represents number of rooms expected upon completion. Hotels Under Contract for Purchase(3) Brand Location Rooms Date Opened Anticipated Acquisition Date Purchase Price Embassy Suites(4) Madison, WI 260 Under Development Early 2024 $78.6 million Motto(4) Nashville, TN 256 To Be Developed 2025 $96.7 million Total 516 $175.3 million 27 Hotels sold in 2020, 2021 and 2022 for combined total sales price of $298 million RECENT ACQUISITION & DISPOSITION ACTIVITY

ACCRETIVE ACQUISITIONS Acquired June 2023 154-room Courtyard by Marriott® Cleveland University Circle Hotel opened in April 2013 and recently underwent a complete renovation of guest rooms and interior public spaces Total price: $31 million or approximately $201,000 per key Primary demand generators: Professional Sporting Events Academic Health Care and Bio Health Aerospace and Aviation Manufacturing Automotive Information Technology COURTYARD CLEVELAND UNIVERSITY CIRCLE

Hotel under development with anticipated completion of construction in early 2024 260 rooms(2) Anticipated gross purchase price: $78.6 million or approximately $302,000 per key Forward commitment with trusted developer Primary demand generators: University of Wisconsin Government Insurance Biotech Manufacturing Telecommunications Technology Leisure EMBASSY SUITES MADISON, WI(1) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Hotel is under development. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT rendering

Hotel to be developed with anticipated completion of construction in 2025 256 rooms(2) Anticipated gross purchase price: $96.7 million or approximately $378,000 per key Forward commitment with trusted developer Ideally located in downtown Nashville within walking distance of well-known music and entertainment venues, Bridgestone Arena, popular attractions along Broadway, and Riverfront Park Primary demand generators: Leisure Music and Entertainment Sporting Events Conventions Health Care Manufacturing Technology Academic MOTTO NASHVILLE, TN (1) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Hotel is to be developed. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT Baseline room design from brand Rendering

Apple REIT Companies Transaction History 1999 – August 3, 2023 449 TOTAL HOTELS ACQUIRED 228 TOTAL HOTELS SOLD 220 CURRENT HOTEL PORTFOLIO(1) 4 REITS SOLD IN 3 TRANSACTIONS 4 REITS MERGED TO FORM CURRENT APLE OVER 20-YEAR TRACK RECORD OF HOTEL TRANSACTIONS Note: Hotel transactions by the various Apple REIT Companies since the first hospitality REIT in 1999. In 2014, Apple REIT Seven, Inc. and Apple REIT Eight, Inc. merged into Apple REIT Nine, Inc. and the company was renamed Apple Hospitality REIT, Inc. In 2016, Apple REIT Ten, Inc. merged into Apple Hospitality REIT, Inc. (1) The Company’s portfolio also includes one non-hotel property leased to third parties. HILTON GARDEN INN MADISON DOWNTOWN Having purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions, Apple has the experience to meaningfully grow the portfolio

WELL-MAINTAINED PORTFOLIO COURTYARD SAN DIEGO RANCHO BERNARDO The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through June 30, 2023. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 15 years. Statistics based on all Upscale and Upper Midscale hotels owned by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc. for the period owned. Statistics based on the period 2011 – 2022. 5 Years Quality portfolio with average effective age of 5 years.(2) 86% of APLE’s hotels were built or renovated in the last 8 years. Upscale and Upper Midscale Reinvestment Statistics(3) Average Annual Spend as % of Revenue 5.3% Average % of Hotels Renovated Annually 10.0% Average % of Room Nights Out of Service for Renovations < 1.0% Cumulative Spend $628 million WELL-MAINTAINED, INSTUTIONAL QUALITY PORTFOLIO 4.3 out of 5.00 weighted average Tripadvisor® rating(1) Consistent reinvestment enhances long-term value and leads to traveler satisfaction outperformance Experienced team utilizes advantages of scale ownership to control costs and maximize impact of dollars spent Projects are implemented during periods of seasonally lower demand to minimize revenue displacement End results maximize competitiveness within our markets and further drive EBITDA growth

U.S. HOTEL FORECAST U.S. Hotel Forecast 2022 Actual 2023 Forecast 2024 Forecast 2025 Forecast Occupancy 62.6% 63.5% 64.4% 65.3% ADR $149.06 $154.28 $159.03 $164.27 RevPAR $93.29 $97.95 $102.49 $107.31 RevPAR Change +29.8% +5.0% +4.6% 4.7% 2019 RevPAR Index(1) -7.3% -2.7% +1.8% +6.6% HAMPTON INN & SUITES MEMPHIS- BEALE STREET Source: STR 2023 CoStar Group May 2023 RevPAR index in real dollars.

ALOFT PORTLAND, ME ESG INITIATIVES We own one of the largest and most geographically diverse portfolios of rooms-focused hotels in the United States and are dedicated to making a positive impact on the many communities our hotels serve. We are mindful of our environmental footprint and committed to reducing our impact over time. We have always worked to uphold high environmental, social and governance (“ESG”) standards and believe these key areas of focus are an integral part of driving long-term value for our shareholders. We are committed to continuous improvement, and it is our expectation that we will continue to enhance and expand our ESG-related disclosures as our progress deepens and industry-wide standards evolve. In 2022, we published our inaugural Corporate Responsibility Report which details our ESG performance, strategy and initiatives and features our commitment to environmental sustainability, corporate employees, hotel associates and guests, communities, and other stakeholders. The Company’s 2022 Corporate Responsibility Report utilizes both the Global Reporting Initiative (“GRI”) Standards and Task Force on Climate-related Financial Disclosures (“TCFD”) to provide a comprehensive overview of the Company’s corporate responsibility performance and climate-related risk management. Apple Hospitality’s enhanced disclosures are intended to provide stakeholders with a better understanding of the Company’s strategy, policies, programs, procedures, performance and initiatives related to environmental stewardship, social responsibility, and corporate governance and resiliency. The Company’s 2022 Corporate Responsibility Report and other ESG-related materials can be found within the Corporate Responsibility section of our website.

ENVIRONMENTAL STEWARDSHIP Apple Hospitality is committed to enhancing and incorporating sustainability opportunities into our investment and asset management strategies, with a focus on minimizing our environmental impact through reductions in energy and water consumption and through improvements in waste management. Statistics are based on the Company’s portfolio of hotels owned in 2021 for period of ownership. Diversion rate based on measured waste data (measured waste data is representative of 61% of the total portfolio). Includes average of total kWh per square foot as reported for 2020 by DRH, HST, PK, PEB, SHO and XHR. Full-Service Hotels and Limited-Service Hotels based on 2021 data published by CBRE Hotels in 2022. APLE data based on 2021 actual results for all hotels owned in 2021. Represents over $115 rate group. HYATT HOUSE AND HYATT PLACE TEMPE / PHOENIX / UNIVERSITY Apple Hospitality Key Metrics for 2021(1) Approximately 19 Million Square Feet 224,000 MWh Energy Consumption 11.0 Total kWh per Square Foot 100% Portfolio Enrolled in ENERGY STAR® Program 887,000 kgal Water Consumption 13% Diversion Rate(2) With 11.3 total kWh per square foot in 2020 as compared to an average of 20.5 total kWh per square foot reported by full-service REITs in 2020, the rooms-focused hotels we invest in are more operationally and environmentally efficient than full-service hotels.(3)  Additionally, Apple Hospitality’s 2021 average total utility cost of $5.77 per occupied room highlights both the Company’s efforts to operate its hotels effectively and the inherent efficiency of the buildings.  Average utility costs per occupied room Full-Service Hotels(4)  $10.00 Limited-Service Hotels(4)(5)  $6.01 APLE(4)  $5.77 The Company has in place an Environmental Policy and a Vendor Code of Conduct. A formal energy management program was established in 2018 to ensure that energy, water and waste management are a priority not only within the Company, but also with our management companies and brands.

SOCIAL RESPONSIBILITY Apple Hospitality REIT has always been firmly committed to strengthening communities through charitable giving, by volunteering our time and talents, and by participating in the many philanthropic programs important to our employees and leaders within our industry, including our brands, the American Hotel & Lodging Association (AHLA) and our third-party management companies. We are dedicated to making a positive impact throughout our Company, the hotel industry, our local community and the many communities our hotels serve. Key Metrics for Apple Hospitality since 2017 We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Apple Gives, an employee-led charitable organization, was formed in 2017 to expand our impact and further advance the achievement of our corporate philanthropic goals. 625+ HOURS volunteered BY APPLE HOSPITALITY EMPLOYEES 110+ Nonprofit organizations helped BY APPLE HOSPITALITY Local Community Outreach Management Companies Brand Initiatives Industry Involvement The Company has in place a Health, Safety and Well-Being Policy, a Human Rights Policy and a Vendor Code of Conduct. Apple Hospitality is committed to diversity, equity and inclusion and our CEO has taken the CEO Action for Diversity & Inclusion™ pledge. HOMEWOOD SUITES JACKSONVILLE-SOUTH/ST. JOHNS CTR.

Board of Directors with Effective Experience Glade M. Knight – Executive Chairman Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE: TCR Justin G. Knight – Director Chief Executive Officer, Apple Hospitality REIT Glenn W. Bunting – Director President, GB Corporation Jon A. Fosheim – Lead Independent Director Co-founder, Green Street Advisors Kristian M. Gathright – Director Former Executive Vice President & Chief Operating Officer, Apple Hospitality REIT Carolyn B. Handlon – Director Former Executive Vice President, Finance & Global Treasurer, Marriott International, Inc. Blythe J. McGarvie – Director Founder and Former Chief Executive Officer, Leadership for International Finance L. Hugh Redd – Director Former Senior Vice President & Chief Financial Officer, General Dynamics Howard E. Woolley – Director President, Howard Woolley Group, LLC GOVERNANCE Corporate Governance Aligns with Shareholders Audit, Compensation and Corporate Governance Committees are independent Regular executive sessions of independent directors De-staggered Board allows for annual elections of directors Required resignation of an incumbent director not receiving majority of votes cast in election 78% of executive target compensation is incentive based, with 50% based on shareholder returns Required share ownership of: 5 times base salary for CEO, 3 times base salary for other executive officers, and 4 times base cash compensation for directors Opted out of Virginia law requiring super majority vote for specified transactions Alignment with the best interests of our shareholders is at the forefront of our values. HILTON GARDEN INN NASHVILLE VANDERBILT

APPENDIX COURTYARD LOS ANGELES BURBANK AIRPORT

Hotels Sold in 2020, 2021 and 2022 Brand Location Rooms Age at Time of Sale Date Sold Sales Price SpringHill Suites Sanford, FL 105 20 yrs January 2020 $13.0 million SpringHill Suites Boise, ID 230 25 yrs February 2020 $32.0 million Hampton Inn & Suites Tulare, CA 86 12 yrs December 2020 $10.3 million Homewood Suites Charlotte, NC 118 30 yrs February 2021 $10.3 million Homewood Suites Memphis, TN 140 31 yrs March 2021 $8.0 million SpringHill Suites Overland Park, KS 102 23 yrs April 2021 $5.3 million Hilton Garden Inn Montgomery, AL 97 18 yrs July 2021 $211.0 million Homewood Suites Montgomery, AL 91 17 yrs Residence Inn Rogers, AR 88 18 yrs Courtyard Phoenix, AZ 127 13 yrs Courtyard Lakeland, FL 78 21 yrs Fairfield Inn & Suites Albany, GA 87 11 yrs Hilton Garden Inn Schaumburg, IL 166 13 yrs SpringHill Suites Andover, MA 136 20 yrs Residence Inn Fayetteville, NC 92 15 yrs Residence Inn Greenville, SC 78 23 yrs Hampton Inn & Suites Jackson, TN 85 14 yrs Courtyard Johnson City, TN 90 12 yrs Hampton Inn & Suites Allen, TX 103 15 yrs Hilton Garden Inn Allen, TX 150 19 yrs Residence Inn Beaumont, TX 133 13 yrs Hampton Inn & Suites Burleson/Fort Worth, TX 88 13 yrs Hilton Garden Inn El Paso, TX 145 10 yrs Homewood Suites Irving, TX 77 15 yrs SpringHill Suites Richmond, VA 103 13 yrs SpringHill Suites Vancouver, WA 119 14 yrs Independent Richmond, VA 55 34 yrs September 2022 $8.5 million Total 2,969 Avg age 17 yrs $298.4 million RECENT DISPOSITIONS 20-hotel portfolio sale

COMPARABLE HOTELS QUARTERLY OPERATING METRICS Comparable Hotels Quarterly Operating Metrics and Statistical Data (Unaudited) (in thousands, except statistical data) 2022 2023 Q1 Q2 Q3 Q4 Q1 Q2 Operating income (Actual) $32,835 $80,745 $75,410 $17,488 $49,247 $83,029 Operating margin % (Actual) 12.6% 23.9% 22.1% 5.8% 15.8% 23.0% Comparable Hotels Total Revenue $261,854 $339,874 $342,913 $296,628 $310,009 $360,650 Comparable Hotels Total Operating Expenses 172,230 200,960 211,802 195,379 202,277 218,992 Comparable Hotels Adjusted Hotel EBITDA $89,624 $138,914 $131,111 $101,249 $107,732 $141,658 Comparable Hotels Adjusted Hotel EBITDA Margin % 34.2% 40.9% 38.2% 34.1% 34.8% 39.3% ADR (Comparable Hotels) $137.12 $153.39 $157.65 $146.34 $152.02 $160.75 Occupancy (Comparable Hotels) 66.9% 77.8% 75.7% 69.6% 71.9% 78.2% RevPAR (Comparable Hotels) $91.79 $119.28 $119.31 $101.84 $109.31 $125.64 ADR (Actual) $137.03 $153.35 $157.91 $147.30 $152.01 $160.98 Occupancy (Actual) 67.1% 77.9% 75.7% 69.7% 72.0% 78.2% RevPAR (Actual) $91.98 $119.41 $119.52 $102.71 $109.46 $125.96 Reconciliation to Actual Results Total Revenue (Actual) $260,478 $337,668 $341,150 $299,121 $311,454 $361,630 Revenue from acquisitions prior to ownership 3,821 6,663 6,426 2,893 1,398 1,900 Revenue from dispositions (500) (663) (454) - - - Revenue from non-hotel property (1,945) (3,794) (4,209) (5,386) (2,843) (2,880) Comparable Hotels Total Revenue $261,854 $339,874 $342,913 $296,628 $310,009 $360,650 Adjusted Hotel EBITDA (AHEBITDA) (Actual) $87,936 $136,515 $129,166 $101,962 $106,749 $141,244 AHEBITDA from acquisitions prior to ownership 910 2,960 2,639 1,007 187 636 AHEBITDA from dispositions (143) (239) (77) (169) - - AHEBITDA from non-hotel property 921 (322) (617) (1,551) 796 (222) Comparable Hotels AHEBITDA $89,624 $138,914 $131,111 $101,249 $107,732 $141,658 Note: Comparable Hotels is defined as the 220 hotels owned by the Company as of June 30, 2023, and excludes one non-hotel property leased to third parties. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income to non-GAAP financial measures is included in the following pages.

SAME STORE HOTELS QUARTERLY OPERATING METRICS SAME STORE Hotels Quarterly Operating Metrics and Statistical Data (Unaudited) (in thousands, except statistical data) Note: Same Store Hotels is defined as the 217 hotels owned by the Company as of January 1, 2022, and during the entirety of the periods being compared, and excludes one non-hotel property leased to third parties. This information has not been audited. Reconciliation of net income to non-GAAP financial measures is included in the following pages. 2022 2023 Q1 Q2 Q3 Q4 Q1 Q2 Operating income (Actual) $32,835 $80,745 $75,410 $17,488 $49,247 $83,029 Operating margin % (Actual) 12.6% 23.9% 22.1% 5.8% 15.8% 23.0% Same Store Hotels Total Revenue $258,033 $333,211 $336,487 $291,368 $305,320 $353,481 Same Store Hotels Total Operating Expenses 169,319 197,257 208,015 192,312 198,834 215,151 Same Store Hotels Adjusted Hotel EBITDA $88,714 $135,954 $128,472 $99,056 $106,486 $138,330 Same Store Hotels Adjusted Hotel EBITDA Margin % 34.4% 40.8% 38.2% 34.0% 34.9% 39.1% ADR (Same Store Hotels) $137.01 $152.92 $157.34 $146.02 $151.99 $160.11 Occupancy (Same Store Hotels) 67.2% 77.8% 75.7% 69.7% 72.0% 78.2% RevPAR (Same Store Hotels) $92.03 $119.04 $119.08 $101.76 $109.51 $125.24 ADR (Actual) $137.03 $153.35 $157.91 $147.30 $152.01 $160.98 Occupancy (Actual) 67.1% 77.9% 75.7% 69.7% 72.0% 78.2% RevPAR (Actual) $91.98 $119.41 $119.52 $102.71 $109.46 $125.96 Reconciliation to Actual Results Total Revenue (Actual) $260,478 $337,668 $341,150 $299,121 $311,454 $361,630 Revenue from acquisitions - - - (2,367) (3,291) (5,269) Revenue from dispositions (500) (663) (454) - - - Revenue from non-hotel property (1,945) (3,794) (4,209) (5,386) (2,843) (2,880) Same Store Hotels Total Revenue $258,033 $333,211 $336,487 $291,368 $305,320 $353,481 Adjusted Hotel EBITDA (AHEBITDA) (Actual) $87,936 $136,515 $129,166 $101,962 $106,749 $141,244 AHEBITDA from acquisitions - - - (1,186) (1,059) (2,692) AHEBITDA from dispositions (143) (239) (77) (169) - - AHEBITDA from non-hotel property 921 (322) (617) (1,551) 796 (222) Same Store Hotels AHEBITDA $88,714 $135,954 $128,472 $99,056 $106,486 $138,330

RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FOR 2022 AND 2023 (Unaudited) (in thousands) 2022 2023 Q1 Q2 Q3 Q4 Q1 Q2 Net income $18,002 $65,345 $59,146 $2,312 $32,923 $65,289 Depreciation and amortization 45,324 45,322 45,135 45,916 45,906 45,994 Amortization of favorable and unfavorable operating leases, net 99 103 97 97 97 85 Interest and other expense, net 14,654 15,198 14,933 14,948 16,004 17,499 Income tax expense 179 202 1,331 228 320 241 EBITDA 78,258   126,170   120,642   63,501   95,250 129,108 Gain on sale of real estate - - (1,785) - - - Loss on impairment of depreciable real estate assets - - - 26,175 - - EBITDAre 78,258 126,170 118,857 89,676 95,250 129,108 Non-cash straight-line operating ground lease expense 40 38 38 38 38 36 Adjusted EBITDAre 78,298 126,208 118,895 89,714 95,288 129,144 General and administrative expense 9,638 10,307 10,271 12,248 11,461 12,100 Adjusted Hotel EBITDA $87,936 $136,515 $129,166 $101,962 $106,749 $141,244 Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

RECONCILIATION OF NET INCOME TO FFO AND MFFO THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME TO FFO and MFFO ON A QUARTERLY BASIS FOR 2022 AND 2023 (Unaudited) (in thousands, except per share amounts) Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. 2022 2023 Q1 Q2 Q3 Q4 Q1 Q2 Net income $18,002 $65,345 $59,146 $2,312 $32,923 $65,289 Depreciation of real estate owned 44,560 44,557 44,372 45,152 45,142 45,229 Gain on sale of real estate - - (1,785) - - - Loss on impairment of depreciable real estate assets - - - 26,175 - - Funds from operations 62,562 109,902 101,733 73,639 78,065 110,518 Amortization of finance ground lease assets 759 760 759 760 759 760 Amortization of favorable and unfavorable operating leases, net 99 103 97 97 97 85 Non-cash straight-line operating ground lease expense 40 38 38 38 38 36 Modified funds from operations $63,460 $110,803 $102,627 $74,534 $78,959 $111,399 Modified funds from operations per common share $0.28 $0.48 $0.45 $0.33 $0.34 $0.49 Weighted average common shares outstanding – basic and diluted 228,986 228,998 228,991 228,811 229,398 229,041

DEFINITIONS HYATT PLACE JACKSONVILLE AIRPORT Non-GAAP Financial Measures The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”); Adjusted EBITDAre; Adjusted Hotel EBITDA; Comparable Hotels Adjusted Hotel EBITDA; and Same Store Hotels Adjusted Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted Hotel EBITDA, Comparable Hotels Adjusted Hotel EBITDA and Same Store Hotels Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance. In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition. The Company also considers the exclusion of non-cash straight-line operating ground lease expense from EBITDAre useful, as this expense does not reflect the underlying performance of the related hotels (Adjusted EBITDAre). The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

DEFINITIONS CONTINUED RESIDENCE INN LOS ANGELES BURBANK/DOWNTOWN FFO and MFFO The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders. The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance. COMPARABLE HOTELS Comparable Hotels is defined as the 220 hotels owned by the Company as of June 30, 2023, and excludes one non-hotel property leased to third parties. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. SAME STORE HOTELS Same Store Hotels is defined as the 217 hotels owned by the Company as of January 1, 2022, and during the entirety of the periods being compared, and excludes one non-hotel property leased to third parties. This information has not been audited.

TRADEMARK INFORMATION “AC Hotels by Marriott®,” “Aloft Hotels®,” “Courtyard by Marriott®,” “Fairfield by Marriott®,” “Fairfield Inn by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.   “Embassy Suites by Hilton®,” “Hampton by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” “Motto by Hilton®” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to “Hilton®” mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation. “Hyatt Place®” and “Hyatt House®” are each a registered trademark of Hyatt Hotels Corporation or one of its affiliates. All references to “Hyatt®” mean Hyatt Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hyatt® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hyatt®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hyatt® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hyatt® has not expressed any approval or disapproval regarding this presentation, and the grant by Hyatt® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hyatt® has not assumed and shall not have any liability in connection with this presentation. HOMEWOOD SUITES OMAHA-DOWNTOWN

CONTACT INFORMATION 814 East Main Street Richmond, VA 23219 (804) 344-8121 info@applehospitalityreit.com www.applehospitalityreit.com COURTYARD AND RESIDENCE INN RICHMOND DOWNTOWN